UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2009

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10275 Science Center Drive, San Diego, California, 92121-1117

(Address of Principal Executive Offices) (Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 25, 2009, Pharmacopeia, LLC (“Pharmacopeia”), a wholly owned subsidiary of Ligand Pharmaceuticals Incorporated (together with Pharmacopeia, the “Company” or “Ligand”), entered into an amendment (the “Amendment”) to its product development and commercialization agreement dated March 24, 2006 (the “Product Development Agreement”) with SmithKline Beecham Corporation, doing business as GlaxoSmithKline, and Glaxo Group Limited (together, “GSK”). Pursuant to the terms of the Amendment, Ligand and GSK agreed to terminate three research and development programs and their associated targets under the Product Development Agreement and to immediately terminate their respective exclusivity obligations with respect to two programs and their associated targets. The three programs to be terminated will be mutually agreed by Ligand and GSK within sixty days of the date of the Amendment. In addition, in the event that GSK does not exercise its option with respect to the two additional programs as to which exclusivity obligations are terminated, all rights to any such program will revert to Ligand. Ligand will be free to pursue research, development or commercialization of the three terminated or reverted programs without restriction; GSK will remain subject to specified obligations of exclusivity for such programs for a limited period of time. Ligand and GSK also agreed to accelerate the timing of a $500,000 payment to the Company that would otherwise be required upon identification a new lead compound for advancement under the Product Development Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which the Company intends to file with its Quarterly Report on Form 10-Q for the quarter ending September 30, 2009, requesting confidential treatment for certain portions.

Item 7.01	Regulation FD Disclosure.

In connection with the announcement by Ligand that it has earned the payment described in Item 1.01 of this Current Report on Form 8-K, the Company issued a press release on September 28, 2009. A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1*	Press Release of the Company dated September 28, 2009.

*	The information in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned.

LIGAND PHARMACEUTICALS INCORPORATED

Date: October 1, 2009	By:	/s/ CHARLES S. BERKMAN
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release of the Company dated September 28, 2009.

*	The information in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.